SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): April 15, 2004

ITRONICS INC.

-----------------------------------------------------------------------------------------------------------

                                            Texas                                  33-18582                        75-2198369

                             (State or other jurisdiction             (Commission File                 (IRS Employer

                                   of incorporation)                           Number)                      Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada            89509

(Address of Principal Executive Offices)                                                     Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 5: Other

On April 15, 2004 the Company announced its "Beneficial Use Photochemical, Silver, and Water Recycling Program" is being introduced to the cruise ship industry. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99               Press release dated April 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                          ITRONICS INC.

                                                                                                (Registrant)

Date: April 22, 2004                                                          By: /S/ John W. Whitney

                                                                                              John W. Whitney

                                                                                              President, Treasurer and Director

                                                                                              (Principal Executive and Financial

                                                                                              Officer)